SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                         Date of Report - August 1, 1997


                         ACI TELECENTRICS, INCORPORATED
             (Exact name of registrant as specified in its charter)


         Minnesota                  000-21557                     41-1572571
(State or other Jurisdiction    (Commission File                (IRS Employer
     of incorporation)               Number)                 Identification No.)




          3100 West Lake Street, Suite 300, Minneapolis, Minnesota 55416
             (Address of principal executive offices and zip code)



                                 (612) 928-4700
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On August 1, 1997, the Registrant acquired all of the issued and outstanding capital stock (the "Shares") of Encyclopaedia Britannica Communications Corporation ("Britcom"), an Illinois corporation and a wholly owned subsidiary of Encyclopaedia Britannica, Inc. ("Seller"), a New York corporation, pursuant to a Stock Purchase Agreement between the Registrant and Seller. The purchase price for the purchase of the Shares consisted of (i) $1,250,000 cash paid at closing; and (ii) four quarterly payments (each an "Earn-Out Payment," cumulatively the "Total Earn-Out Payment"). The amount of the Total Earn-Out Payment will depend on the amount of revenues generated by certain Britcom clients and prospective clients during the period from January 1, 1998 through December 31, 1998 (the "Earn-Out Revenues"). If Earn-Out Revenues are less than $5,000,000, no Total Earn-Out Payment shall be payable. If Earn-out Revenues are greater than $5,000,000 and less than $10,000,000, the Earn-Out Payment will range from $500,000 to $1,5000,000; with an increasingly larger Earn-Out Payment due as Earn-Out Revenues increase. If Earn-Out Revenues are equal to or greater than $10,000,000, the Earn-Out Payment shall be $1,750,000. The maximum Total Earn-Out Payment shall not exceed $1,750,000.

The price for the acquisition was determined by negotiation by the parties. In determining the purchase price it was willing to pay for the Britcom Common Stock, ACI considered a number of factors, including estimates of the business potential and earning prospects of Britcom, the present sales levels of Britcom and its future sales potential. These factors were also considered with respect to their relationship to market valuations of comparable companies and the current condition of the market for telemarketing services and the economy as a whole.

The source of the $1,250,00 cash paid by the Registrant at closing was cash from the Registrant's investment account.

The acquired business is engaged in telemarketing and leases two call centers, one in Lombard, Illinois and the other in Merrilville, Indiana. The acquired call centers will continue to conduct telemarketing operations under the name ACI Telecentrics of Illinois, Inc.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


         (a) Financial Statements of Business Acquired. The financial statements of Britcom for the periods specified in Item. 310 (c) of Regulation S-B shall be filed by amendment of this Form 8-K not later than October 14, 1997 (60 days after the date that this From 8-K is due).

         (b) Pro Forma Financial Information. The pro forma information required by Item 310 (d) of Regulation S-B shall be filed by amendment of this Form 8-K not later than October 14, 1997 (60 days after the date that this Form 8-K is due).

         (c)  Exhibits.

                  2.1 Stock Purchase Agreement dated August 1, 1997, by and among ACI Telecentrics Incorporated and Encyclopaedia Britannica, Inc. Upon the request of the Commission, the Registrant agrees to furnish a copy of the exhibits and schedules to the Stock Purchase Agreement.


                  Schedule 1.2(a)        Excluded Assets

                  Schedule 1.3           Included Liabilities

                  Schedule 2.1(b)        Current and Prospective Clients

                  Schedule 3.2           Qualification to do Business

                  Schedule 3.5(a)        Financial Statements

                  Schedule 3.5(b)        Books and Records

                  Schedule 3.5(c)        Adverse Changes

                  Schedule 3.6           Tax Reports, Returns and Payment

                  Schedule 3.7           Title to Assets

                  Schedule 3.7(c)        computer Software Programs

                  Schedule 3.7(d)        Equipment Leases

                  Schedule 3.7(e)        Customer Contracts

                  Schedule 3.7(f)        Other Contracts

                  Schedule 3.7(h)        Company Licenses and Permits

                  Schedule 3.8           Tangible Personal Property

                  Schedule 3.9           Licenses and Permits

                  Schedule 3.10(a)       Contracts

                  Schedule 3.10(b)(i)    Employee Plans

                  Schedule 3.10(b)(ii)   Administration of Employee Plans

                  Schedule 3.10(b)(iii)  Changes in Employee Plans

                  Schedule 3.10(c)(i)(A) Employment Agreements

                  Schedule 3.10(c)(i)(B) Employee Benefits

                  Schedule 3.10(c)(ii)   Obligations to Officers, Employees,
                                         Agents

                  Schedule 3.10(c)(iv)   Employee Lawsuits, Claims

                  Schedule 3.10(d)       Breaches of Contracts

                  Schedule 3.10(e)       Binding Effect of Contracts

                  Schedule 3.11          Contracts with Related Parties

                  Schedule 3.12(a)       List of Employees and Compensation

                  Schedule 3.12(b)       Terminated Employees

                  Schedule 3.12(c)       Compliance with Employment Laws

                  Schedule 3.13          Insurance Policies

                  Schedule 3.14(a)       Pending or Threatened Litigation

                  Schedule 3.12(b)       Lawsuits and Claims Last Two Years

                  Schedule 3.15          Customers

                  Schedule 3.16          Laws and Regulations

                  Schedule 3.20          Restrictions

                  Schedule 3.21          Consents and Approvals

         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         ACI TELECENTRICS, INCORPORATED
                         (Registrant)


Date:  August 12, 1997       By:  /s/ Steven A. Kahn
                                      Steven A. Kahn
                                      Vice President and Chief Financial Officer

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           EXHIBIT INDEX TO FORM 8-K

Date of Report:                                            Commission File No.:
August 1, 1997                                                   000-21557

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                         ACI TELECENTRICS, INCORPORATED

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 Exhibit
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   2.1            Stock Purchase Agreement dated August 1, 1997, by and among
                  ACI Telecentrics Incorporated and Encyclopaedia Britannica,
                  Inc.